UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2011
UDR, INC.
United Dominion Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland (UDR, Inc.) Delaware (United Dominion Realty, L.P.)	1-10524 333-156002-01	54-0857512 54-1776887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events
UDR, Inc. (“UDR” or the “Company”) and its subsidiary United Dominion Realty, L.P. (the “Operating Partnership”) are re-issuing, in an updated format, their historical consolidated financial statements for the fiscal years ended December 31, 2010, 2009, and 2008, in connection with the requirements of generally accepted accounting principles (“GAAP”). GAAP provisions require, among other things, that the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold or are held for sale, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with GAAP, the Company has presented the net operating results and the assets and liabilities of those properties sold or classified as held for sale through June 30, 2011, as discontinued operations for all periods presented. Under SEC requirements, the same reclassification of continuing and discontinued operations as prescribed by GAAP is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported stockholders’ equity, cash flows or net income available to common stockholders.
This Current Report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12), of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), to reflect the primary assets and liabilities and the results of operations of the Company’s real properties which have been sold prior to June 30, 2011 or are held for sale at June 30, 2011, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s and the Operating Partnership’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2010, 2009, and 2008

SIGNATURES
Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

UDR, Inc.
Date: August 5, 2011	By:	/s/ David L. Messenger
David L. Messenger
Senior Vice President & Chief Financial Officer (duly authorized officer, principal financial)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Updated financial information for the years ended December 31, 2010, 2009, and 2008

3